Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of American Medical Systems Holdings, Inc. (the Company) on Form 10-Q for the quarter ended October 2, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report), Anthony P. Bihl, III, as President and Chief Executive Officer of the Company, and Mark A. Heggestad, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 8, 2010	By:	/s/ Anthony P. Bihl, III
		Name:	Anthony P. Bihl, III
		Title:	President and Chief Executive Officer

Date: November 8, 2010	By:	/s/ Mark A. Heggestad
		Name:	Mark A. Heggestad
		Title:	Executive Vice President and Chief Financial Officer